Note 25 - Commitments and Contingencies (Details) - Future Minimum Payments Under Non-cancelable Operating Leases and Data Purchase Agreements - Non-Cancelable Operating Leases and Data Purchase Agreements [Member]
Dec. 31, 2015 USD ($)
Note 25 - Commitments and Contingencies (Details) - Future Minimum Payments Under Non-cancelable Operating Leases and Data Purchase Agreements [Line Items]
2016	$ 5,437,871
2017	3,359,212
2018	1,632,872
Total	$ 10,429,955